SUPPLEMENT DATED SEPTEMBER 30, 2026 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR:
Invesco Main Street Fund
Invesco V.I. Main Street Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary and Statutory Prospectuses and Statements of Additional Information (“SAIs”) of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAIs and retain it for future reference.
1. The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the Summary and Statutory Prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Manind Govil, CFA	Portfolio Manager	2019 (predecessor fund 2009)

Magnus Krantz	Portfolio Manager	2026

2. The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectuses:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
Manind Govil, CFA, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to the commencement of the Fund’s operations, Mr. Govil managed the predecessor fund since 2009 and was associated with OppenheimerFunds, a global asset management firm, since 2009.
▪
Magnus Krantz, Portfolio Manager, who has been responsible for the Fund since 2026 and has been associated with Invesco and/or its affiliates since 2019. From 2009 to 2019, Mr. Krantz was associated with OppenheimerFunds, a global asset management firm.
More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
3. Benjamin Ram will no longer serve as a Portfolio Manager of the Funds. All references to Mr. Ram in the Summary and Statutory Prospectuses and SAIs are hereby removed.
AEF-AVIF-SUMSTATSAI-SUP-2 093026